UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2009

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 25, 2009 Northrim Bank, the wholly owned subsidiary of Northrim BanCorp, Inc., announced by press release the appointment of Joseph M. Beedle as its President, effective August 24, 2009, his appointment being a part of the organization’s strategic plan for management succession. R. Marc Langland is stepping down as President of Northrim Bank effective August 24, 2009, but will remain Chairman of the Board, President and Chief Executive Officer of Northrim BanCorp, Inc. and Chairman of the Board and Chief Executive Officer of Northrim Bank.

Mr. Beedle, age 57, serves as Executive Vice President of Northrim Bancorp, Inc. a position he has held since 2006 Mr. Beedle served as Executive Vice President and Chief Lending Officer of Northrim Bank from 2006 until his appointment as President of Northrim Bank. As the newly appointed President of Northrim Bank, Mr. Beedle will retain primary responsibility for lending. Mr. Beedle’s professional background and increasing levels of responsibility involved work in the financial services industry, as well as the public and private sectors of the Alaska business community, with more than 20 years of banking experience which included eight years’ experience as an executive lender with Key Bank of Alaska; service as the chief financial officer of University of Alaska from 2000 to 2006; and as chief executive of Goldbelt Incorporated, an Alaska native corporation, from 1994 to 2000.

Mr. Beedle’s existing employment agreement entered into by and among Northrim BanCorp, Inc., Northrim Bank and Mr. Beedle has been amended to reflect the change in Mr. Beedle’s title from Executive Vice President, Chief Lending Officer of Northrim Bank to President of Northrim Bank, as well as the increase in Mr. Beedle’s base annual salary from $225,018 to $240,000.

A copy of Mr. Beedle’s amended employment agreement is filed as exhibit 10.30 to this Form 8-K.

Attached as Exhibit 99.1 is a press release issued on August 25, 2009 announcing the appointment of Mr. Beedle as President of Northrim Bank, effective August 24, 2009.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable.

(b) Proforma financial information – not applicable.

(c) EXHIBITS DESCRIPTION

10.30 Amendment to Amended and Restated Employment Agreement
With Joseph M. Beedle, dated August 24, 2009.

99.1 Press Release dated August 25, 2009 announcing the
appointment of Joseph M. Beedle as President of Northrim
Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

August 25, 2009	By:	/s/ R. Marc Langland

Name: R. Marc Langland
Title: Chairman, President and CEO

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Exhibit Index

Exhibit No.	Description

10.30	Amendment to Amended and Restated Employment Agreement With Joseph M. Beedle, dated August 24, 2009.
99.1	Press Release dated August 25, 2009 announcing the appointment of Joseph M. Beedle as President of Northrim Bank